AUTOMOBILE PROTECTION CORPORATION - APCO
                    ----------------------------------------
                  EXHIBIT 23 CONSENT OF INDEPENDENT ACCOUNTANTS
                  ---------------------------------------------
                                    FORM 10-K
                                    ---------
                                DECEMBER 31, 1998
                                -----------------



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-86594) and on Form S-8 (No. 333-35763) of Automobile Protection Corporation - APCO of our report dated March 12, 1999 appearing on page 11 of this Form 10-K.


PricewaterhouseCoopers LLP

Atlanta, Georgia
March 12, 1999

                    AUTOMOBILE PROTECTION CORPORATION - APCO
                    ----------------------------------------
                  EXHIBIT 23 CONSENT OF INDEPENDENT ACCOUNTANTS
                  ---------------------------------------------
                                    FORM 10-K
                                    ---------
                                DECEMBER 31, 1998
                                -----------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-3473) of Automobile Protection Corporation - APCO of our report dated March 12, 1999 appearing on page 11 of this Form 10-K.


PricewaterhouseCoopers LLP

Atlanta, Georgia
March 12, 1999